UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2015

HOMEOWNERS OF AMERICA HOLDING CORPORATION
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	021-83940 (Commission File No.)	57-1219329 (IRS Employee Identification No.)

1333 Corporate Drive
Suite 325
Irving, TX  75038
(Address of Principal Executive Offices)
972-607-4241
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

❑            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

❑            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

❑            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2015, Homeowners of America Holding Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting").  As of the record date of August 3, 2015, there were a total of 16,398,125 shares of common stock issued and outstanding. Due to certain limitations as stated in the Company's Amended and Restated Articles of Incorporation, more fully described in Section A. Common Stock, Item 3. Certain Limitations on Ownership and Voting of Stock, the number of shares entitled to vote at the Annual Meeting are limited to 14,830,237 shares of common stock.  At the Annual Meeting, 8,340,456 shares of common stock were present in person or by proxy, representing a quorum.

The final results of votes with respect to the proposals submitted for shareholder vote at the Annual Meeting are set forth below.

Proposal 1 – Election of Directors

Shareholders elected the following nominees.

Name of Director	For	Abstain	Against	Number of Shares Withheld	Broker Non-Votes

Spencer W. Tucker	8,340,456	-	-	6,489,781	-
Frederick S. Hammer	8,340,456	-	-	6,489,781	-
Brett G. Baris	8,340,456	-	-	6,489,781	-
James F. Leary	6,031,823	2,308,633	-	6,489,781	-
Richard L. Viton	8,340,456	-	-	6,489,781	-
Andrew S. Lerner	8,340,456	-	-	6,489,781	-

Proposal 2 – Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm

Shareholders ratified the appointment of Weaver and Tidwell, L.L.P. as the Company's independent public accounting firm for the fiscal year ending December 31, 2015.

For	Abstain	Against	Number of Shares Withheld	Broker Non-Votes
8,340,456	-	-	6,489,781	-

Proposal 3 – Ratification of the Appointment of the Company's subsidiary Homeowners of America Insurance Company's independent actuary.

Shareholders ratified the appointment of Gregory S. Wilson, F.C.A.S., M.A.A.A. as the independent actuary for the Company's subsidiary Homeowners of America Insurance Company for the fiscal year ending December 31, 2015.

For	Abstain	Against	Number of Shares Withheld	Broker Non-Votes
8,340,456	-	-	6,489,781	-

Proposal 4 – Ratification of the Appointment of the Company's independent valuation company.

Shareholders ratified the appointment of ValueScope, Inc. as the Company's independent valuation company for the fiscal year ending December 31, 2015.

For	Abstain	Against	Number of Shares Withheld	Broker Non-Votes
8,340,456	-	-	6,489,781	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:  October 2, 2015

HOMEOWNERS OF AMERICA HOLDING CORPORATION

By:	/s/ Spencer Tucker
Name:	Spencer Tucker
Title:	President and Chief Executive Officer